Exhibit 99.1

               Ptek Reports $115.2 Million in Revenues;
       $0.16 Normalized Diluted EPS from Continuing Operations;
          Cash Flow from Operations Up 50% to $24.7 Million

    ATLANTA--(BUSINESS WIRE)--Oct. 27, 2004--Ptek Holdings, Inc. (NASDAQ: PTEK)(www.ptek.com), a leading provider of innovative business, data and group communications services, today announced results for the third quarter ended September 30, 2004. Revenues were $115.2 million for the quarter, a 19.9% increase from $96.1 million in the third quarter of 2003. Operating income grew 70.5% in the third quarter of 2004, totaling $18.9 million versus $11.1 million, excluding restructuring charges, in the comparable prior year period. Excluding a positive adjustment to income tax estimates and the benefit of the discounted early retirement of an acquisition payable, normalized income from continuing operations was $11.5 million and normalized diluted EPS from continuing operations was $0.16 in the third quarter of 2004 (see table attached for calculation of these non-GAAP financial measures). Including these positive adjustments, GAAP income from continuing operations was $14.9 million in the third quarter, and GAAP diluted EPS from continuing operations was $0.21.
    Revenue at Premiere Conferencing grew 33.3% in the third quarter, totaling $53.8 million versus $40.3 million in the comparable prior year period. Revenue at Xpedite grew 10.1% during the third quarter of 2004, totaling $61.5 million versus $55.8 million in the third quarter of 2003.
    "We are pleased with our Company's overall performance in the third quarter, an historically soft period due to seasonality," said Boland T. Jones, Founder, Chairman and CEO of Ptek Holdings, Inc. "Our sales engine, product innovation, profitability, cash generation and balance sheet all remain strong."
    Revenues for the nine months ended September 30, 2004 were $332.1 million compared to $280.2 million in the nine months ended September 30, 2003. Excluding the non-recurring charge for the early retirement of the Company's convertible notes due 2008 realized in the second quarter of 2004 and the positive adjustment to income tax estimates and the benefit of the discounted early retirement of an acquisition payable realized in the third quarter of 2004, normalized income from continuing operations was $32.0 million and diluted EPS from continuing operations was $0.45 for the first nine months of 2004 (see table attached for calculation of these non-GAAP financial measures). Including these items, GAAP income from continuing operations for the nine months ended September, 30 2004 totaled $23.6 million and GAAP diluted EPS from continuing operations was $0.35.

    Third Quarter 2004 Accomplishments

    --  Hosted 497 million minutes of group meetings

    --  Delivered 852 million data communications

    -- Increased revenue from transactional and new media data communications by 20.5% from the comparable prior year period

    -- Increased revenue from Web-based conferencing services by 125% from the third quarter of 2003

    -- Grew international conferencing revenue by 33% from the comparable prior year period

    -- Generated $24.7 million of cash flow from operating activities, an increase of 50% from the third quarter of 2003

    -- Repurchased 1,000,000 shares of Ptek common stock in the open market

    Financial Outlook

    The following statements are based on Ptek's current expectations as of October 27, 2004. These statements are forward-looking statements and actual results may differ materially. The Company assumes no duty to update any forward-looking statements made in this press release. A discussion concerning forward-looking statements is included at the end of this press release and in the Company's filings with the Securities and Exchange Commission.
    The Company estimates revenues and income from continuing operations will increase in the fourth quarter from the third quarter of 2004, excluding the positive adjustment to income tax estimates and the benefit of the discounted early retirement of an acquisition payable realized in the third quarter.
    The Company estimates revenues in 2005 will be in the range of $490 to $500 million and diluted EPS will be in the range of $0.67 to $0.70. The Company expects that its largest customer will account for 2.0% to 3.0% of total revenues in 2005.

    Conference Call

    The Company will hold a conference call at 5:00 Eastern this afternoon to discuss these results. To participate in the call, please dial-in to the appropriate number below 5-10 minutes prior to the scheduled start time. (800) 810-0924 (US & Canada) or (913) 981-4900
(International). The conference call will be simultaneously broadcast over the Internet via SoundCast(R), a Premiere Conferencing service, and can be found at http://www.ptek.com. You may also follow this link for details on the Internet replay and for the text of the earnings release, including the financial and statistical information to be presented in the call.
    A replay will be available following the call at 8:00 p.m. Eastern, through midnight Eastern November 5 and may be accessed by calling (888) 203-1112 (US & Canada) or (719) 457-0820
(International). The confirmation code is 865655. The Webcast of this call will be archived on the Company's Website at www.ptek.com.

    About Ptek Holdings, Inc.

    Ptek Holdings, Inc. is a leading provider of innovative business, data and group communications services for global enterprises. Companies use our audio and data conferencing solutions to conduct group meetings and presentations over the phone or Web. We also enable our customers to process and deliver large quantities of individualized, business critical information, such as electronic statements and invoices, financial transaction and travel confirmations, and drug prescriptions, via our global ASP platform. Ptek serves companies in nearly every business sector, including healthcare, technology, publishing, financial services, travel and hospitality. Our services are marketed under the Premiere Conferencing and Xpedite(R) brand names.
    Ptek Holdings' corporate headquarters is located at 3399 Peachtree Road NE, Suite 700, Atlanta, GA 30326. Additional information can be found at www.ptek.com.

    Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Ptek's forward-looking statements, including, but not limited to, the following factors: technological change; the development of alternatives to our services; our ability to manage our growth; integration of acquired companies; possible adverse effects on our financial condition if we are unable to retain IBM as a customer at the levels currently forecasted; possible adverse results of pending or future litigation or infringement claims; service interruptions; competitive pressures, including pricing pressures; general domestic and international economic, business or political conditions; legislative or regulatory changes; increased financial leverage; our dependence on our subsidiaries for cash flow; and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited the "Risk Factors Affecting Future Performance" section of our Annual Report on Form 10-K for the year ended December 31, 2003. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

                 PTEK HOLDINGS, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF OPERATIONS
        THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003
           (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   Three Months        Nine Months
                                       Ended             Ended
                                ------------------ -------------------
                                   September 30,      September 30,
                                  2004      2003     2004      2003
                                --------- -------- --------- ---------

REVENUES                        $115,198  $96,101  $332,105  $280,172
OPERATING EXPENSES:
 Cost of revenues (exclusive
  of depreciation shown
  separately below)               37,157   34,381   109,773    97,987
 Selling and marketing            31,475   24,856    87,091    75,965
 General and administrative       16,140   14,571    47,210    41,616
 Research and development          2,723    2,378     8,154     6,560
 Depreciation                      6,469    5,980    19,302    17,253
 Amortization                      2,419    1,632     6,232     5,047
 Restructuring costs                   -    9,638         -     9,638
 Equity based compensation           (96)   1,213     2,182     2,338
                                --------- -------- --------- ---------
   Total operating expenses       96,287   94,649   279,944   256,404
                                --------- -------- --------- ---------

OPERATING INCOME                  18,911    1,452    52,161    23,768
                                 --------  -------  --------  --------

OTHER INCOME (EXPENSE):
 Interest expense                   (728)  (2,092)   (3,875)   (7,352)
 Interest income                     136      153       484       593
 Debt conversion costs                 -        -   (17,027)        -
 Gain (loss) on sale of
  marketable securities                -      128       (87)      629
 Gain on repurchase of bonds           -     (980)        -       417
 Other, net                          998     (288)    1,827       118
                                --------- -------- --------- ---------
   Total other income (expense)      406   (3,079)  (18,678)   (5,595)
                                --------- -------- --------- ---------

INCOME (LOSS) FROM CONTINUING
 OPERATIONS BEFORE INCOME TAXES   19,317   (1,627)   33,483    18,173
INCOME TAX EXPENSE (BENEFIT)       4,427   (9,677)    9,911    (1,409)
                                --------- -------- --------- ---------
INCOME FROM CONTINUING
 OPERATIONS                     $ 14,890  $ 8,050  $ 23,572  $ 19,582
                                ========= ======== ========= =========

DISCONTINUED OPERATIONS:
 Gain (loss) from operations
  from Voicecom                        -   (1,465)    1,956    (1,597)
 Income tax expense (benefit)          -     (570)      761      (621)
                                --------- -------- --------- ---------
      Gain (loss) on
       discontinued operations         -     (895)    1,195      (976)
                                --------- -------- --------- ---------

NET INCOME                      $ 14,890  $ 7,155  $ 24,767  $ 18,606
                                ========= ======== ========= =========

BASIC EARNINGS PER SHARE:
 Income from continuing
  operations                    $ 14,890  $ 8,050  $ 23,572  $ 19,582
                                --------- -------- --------- ---------
 Net Income                     $ 14,890  $ 7,155  $ 24,767  $ 18,606
                                --------- -------- --------- ---------

 BASIC WEIGHTED AVERAGE SHARES
  OUTSTANDING:                    69,709   53,709    62,003    52,953
                                ========= ======== ========= =========

 Basic earnings per share:
   Continuing operations        $   0.21  $  0.15  $   0.38  $   0.37
   Discontinued operations      $      -  $ (0.02) $   0.02  $  (0.02)
                                --------- -------- --------- ---------
   Net Income                   $   0.21  $  0.13  $   0.40  $   0.35
                                ========= ======== ========= =========

DILUTED EARNINGS PER SHARE:

 Income from continuing
  operations for purposes of
  computing diluted net income
  per share                     $ 14,890  $ 8,375  $ 24,954  $ 19,907
                                --------- -------- --------- ---------
 Net Income for purposes of
  computing diluted net income
  per share                     $ 14,890  $ 7,480  $ 26,149  $ 18,931
                                --------- -------- --------- ---------

 DILUTED WEIGHTED AVERAGE
  SHARES OUTSTANDING:             71,996   63,865    71,975    57,561
                                ========= ======== ========= =========

 Diluted earnings per share:
   Continuing operations        $   0.21  $  0.13  $   0.35  $   0.35
   Discontinued operations      $      -  $ (0.01) $   0.01  $  (0.02)
                                --------- -------- --------- ---------
   Net Income                   $   0.21  $  0.12  $   0.36  $   0.33
                                ========= ======== ========= =========


                  PTEK HOLDINGS, INC AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
               SEPTEMBER 30, 2004 AND DECEMBER 31, 2003
                   (IN THOUSANDS, EXCEPT SHARE DATA)



                                         September 30,   December 31,
                                              2004           2003
                                         -------------- --------------
                                          (Unaudited)
ASSETS
CURRENT ASSETS
  Cash and equivalents                   $      15,467  $      23,946
  Marketable securities, available for
   sale                                            219            575
  Accounts receivable (less allowances of
   $4,197 and $4,451, respectively)             68,946         57,760
  Prepaid expenses and other current
   assets                                        6,370          6,348
  Deferred income taxes, net                    20,177         20,938
                                         -------------- --------------
Total current assets                           111,179        109,567

PROPERTY AND EQUIPMENT, NET                     69,637         63,563

OTHER ASSETS
  Goodwill                                     160,653        123,066
  Intangibles, net of amortization              34,385         24,553
  Deferred income taxes, net                     4,666         10,521
  Notes receivable - employees                   1,276          1,808
  Other assets                                   3,657          6,219
                                         -------------- --------------
                                         $     385,453  $     339,297
                                         ============== ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                       $      39,371  $      36,621
  Accrued taxes                                  8,579         10,984
  Accrued expenses                              34,171         33,891
  Current maturities of long-term debt and
   capital lease obligations                        37         15,000
  Accrued restructuring costs                    1,160          4,445
                                         -------------- --------------
Total current liabilities                       83,318        100,941

LONG-TERM LIABILITIES
  Convertible subordinated notes                     -         85,000
  Long-term debt and capital lease
   obligations                                  54,754          5,000
  Other accrued expenses                         7,162         14,638
                                         -------------- --------------
Total long-term liabilities                     61,916        104,638

SHAREHOLDERS' EQUITY
Common stock $0.01 par value;
 150,000,000 shares authorized,
 70,357,327 and 57,289,895 shares
 issued and outstanding at
 September 30, 2004 and December 31,
 2003, respectively                                704            572
Unrealized loss on marketable
 securities, available for sale                    (44)          (110)
Additional paid-in-capital                     682,970        602,452
Unearned restricted stock compensation            (203)          (813)
Note receivable, shareholder                    (5,583)        (5,343)
Cumulative translation adjustment                  144           (507)
Accumulated deficit                           (437,769)      (462,533)
                                         -------------- --------------
Total shareholders' equity                     240,219        133,718
                                         -------------- --------------
                                         $     385,453  $     339,297
                                         ============== ==============


      PTEK HOLDINGS, INC AND SUBSIDIARIES
     CONSOLIDATED STATEMENTS OF CASH FLOWS
  NINE MONTHS ENDED SEPTMBER 30, 2004 AND 2003
           (IN THOUSANDS, UNAUDITED)




                                                     2004        2003
                                               -----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net Income                                      24,767      18,606
  Adjustments to reconcile net income to
   net cash provided by operating activities:
   (Gain) loss on discontinued operation           (1,195)        976
   Debt conversion costs                           17,027           -
   Depreciation                                    19,302      17,253
   Amortization                                     6,232       5,047
   Amortization of deferred financing costs           559           -
   Loss (gain) on sale of marketable
    securities, available for sale                     87        (629)
   Gain on repurchase of bonds                          -        (417)
   Deferred income taxes                            5,110      (5,462)
   Loss on disposal of assets                         118
   Gain on note receivable                         (1,223)          -
   Restructuring costs, net                        (3,721)      9,638
   Payments for discontinued operations            (1,697)     (2,177)
   Equity based compensation                        2,182       2,338
   Changes in assets and liabilities:
      Accounts receivable, net                     (6,038)     (5,010)
      Prepaid expenses and other current assets      (723)        937
      Accounts payable and accrued expenses        (5,410)     (4,740)
                                               -----------  ----------
               Total adjustments                   30,610      17,754
                                               -----------  ----------
               Total cash provided by
                operating activities               55,377      36,360
                                               -----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES
   Capital expenditures                           (19,487)    (12,524)
   Business acquisitions                          (62,386)    (22,798)
   Increase in restricted cash for acquisitions         -      (4,375)
   Sale of marketable securities                      422         813
   Purchase of Marketable securities                  (46)          -
   Proceeds from note receivable                    2,400           -
                                               -----------  ----------
               Net cash used in investing
                activities                        (79,097)    (38,884)
                                               -----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES
   Principal proceeds (payments) under
    borrowing arrangements                         34,600     (41,905)
   Make whole interest payment - convertible
    notes                                         (16,255)          -
   Purchase of treasury stock, at cost            (12,811)       (627)
   Exercise of stock options                       10,015      10,003
                                               -----------  ----------
               Total cash provided by
                (used in) financing
                activities                         15,549     (32,529)
                                               -----------  ----------

Effect of exchange rate changes on cash and
 equivalents                                         (308)       (601)
                                               -----------  ----------
NET DECREASE IN CASH AND EQUIVALENTS               (8,479)    (35,654)
                                               -----------  ----------
CASH AND EQUIVALENTS, beginning of period      $   23,946   $  68,777
                                               -----------  ----------
CASH AND EQUIVALENTS, end of period            $   15,467   $  33,123
                                               ===========  ==========


                  PTEK HOLDINGS, INC AND SUBSIDIARIES
             RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
           (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                  Three        Nine
                                                  Months       Months
                                                  Ended        Ended
                                               -----------------------
                                                 September 30, 2004
                                               -----------------------
Normalized Income from continuing operations
 (1)
    Income from continuing operations for
     purposes of computing diluted income per
     share                                     $   14,890  $   24,954
    Elimination of one time tax adjustments        (3,086)     (3,086)
    Elimination of discounted early retirement
     of an acquisition payable  (tax effected
     at 38.9%)                                       (260)       (260)
    Debt conversion costs (tax effected at
     38.9%)                                             -      10,403
                                               ----------- -----------
        Normalized income from continuing
         operations                            $   11,544  $   32,011
                                               ----------- -----------

Normalized Diluted EPS (1)
    From continuing operations                 $     0.21  $     0.35
    Elimination of one time tax adjustments         (0.05)      (0.04)
    Elimination of discounted early retirement
     of an acquisition payable  (tax effected
     at 38.9%)                                          -           -
    Debt conversion costs  (tax effected at
     38.9%)                                             -        0.14
                                               ----------- -----------
    Normalized income from continuing
     operations                                $     0.16  $     0.45

                                                  Three
                                                  Months
                                                  Ended
                                               September 30,
                                                   2003
                                               -----------
Operating income excluding restructuring
 costs (1)
    Operating Income                                1,452
    Restrucutring costs                             9,638
                                               -----------
    Operating income excluding restructuring
     costs                                     $   11,090
                                               -----------

    (1) Normalized income from continuing operations, normalized diluted EPS and operating income excluding restructuring costs are non- GAAP financial measures. Management believes that these measures provide useful information regarding underlying trends in our continuing operations by excluding non-recurring items that are unrelated to our ongoing operations.

    CONTACT: Ptek Holdings, Inc., Atlanta
             Investor Relations
             Sean O'Brien, 404/262-8462